OTHER PAYABLES AND ACCRUED LIABILITIES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
OTHER PAYABLES AND ACCRUED LIABILITIES
Salary, welfare and bonus payable	¥ 429,566		¥ 457,974
Tax payable	115,192		116,657
Consideration payable for share repurchase	93,475		113,387
Advance from customers	90,161		73,196
Deposits	51,402
Others	35,971		17,832
Total	¥ 815,767	$ 111,760	¥ 779,046